Exhibit 99.7

EXECUTION COPY

LIMITED GUARANTEE

LIMITED GUARANTEE, dated as of June 23, 2010 (this “Limited Guarantee”), by ZM Capital, L.P. (the “Guarantor”) in favor of Alloy, Inc. (the “Guaranteed Party”).

1. LIMITED GUARANTEE. To induce the Guaranteed Party to enter into that certain Agreement and Plan of Merger, dated as of June 23, 2010 (as amended, restated, supplemented or otherwise modified from time to time pursuant to the terms thereof, the “Merger Agreement”), by and among the Guaranteed Party, Merger Subsidiary and Parent (the “Buyer”), pursuant to which and subject to the terms and conditions of which the Guaranteed Party will become a wholly owned subsidiary of the Buyer (the “Merger”), the Guarantor, intending to be legally bound, hereby absolutely, irrevocably and unconditionally guarantees to the Guaranteed Party, on the terms and conditions set forth herein the due and punctual payment as and when due of the payment obligations of Buyer with respect to the Buyer Termination Fee (the “Obligations”), provided that notwithstanding anything to the contrary contained in this Limited Guarantee, in no event shall the Guarantor’s aggregate liability under this Limited Guarantee exceed $5.8 million, less the portion of the foregoing amounts, if any, indefeasibly paid to the Guaranteed Party by the Buyer, Merger Subsidiary or any other Person that is not rescinded or otherwise returned, (the “Cap”), it being understood that this Limited Guarantee may not be enforced without giving effect to the Cap. The Guaranteed Party hereby agrees that in no event shall the Guarantor be required to pay any amount to the Guaranteed Party under, in respect of, or in connection with this Limited Guarantee, the Voting Agreement, the Rollover Commitment Letters, the Merger Agreement or the transactions contemplated hereby and thereby other than as expressly set forth herein. All payments hereunder shall be made in lawful money of the United States, in immediately available funds. Each capitalized term used but not defined herein shall have the meaning ascribed to it in the Merger Agreement, except as otherwise provided.

If the Buyer fails to pay the Obligations when due, then all of the Guarantor’s liabilities to the Guaranteed Party hereunder in respect of such Obligations shall, at the Guaranteed Party’s option, become immediately due and payable and the Guaranteed Party may at any time and from time to time, at the Guaranteed Party’s option, take any and all actions available hereunder or under applicable law to collect the Obligations from the Guarantor. In furtherance of the foregoing, the Guarantor acknowledges that the Guaranteed Party may, in its sole discretion, bring and prosecute a separate action or actions against the Guarantor for the full amount of the Obligations (subject to the Cap) regardless of whether any action is brought against the Buyer.

The Guarantor agrees to pay on demand all reasonable and documented out-of-pocket expenses (including reasonable fees and expenses of counsel) incurred by the Guaranteed Party in connection with the enforcement of its rights hereunder if the Guarantor fails or refuses to make any payment to the Guaranteed Party hereunder when due and payable and it is judicially determined that the Guarantor is required to make such payment hereunder; provided that the amounts payable by the Guarantor pursuant to this paragraph shall not be considered in determining the Guarantor’s aggregate liability under this Limited Guarantee for purposes of the Cap.

2. NATURE OF GUARANTEE. The Guarantor’s liability hereunder is absolute, unconditional, irrevocable and continuing irrespective of any modification, amendment or waiver of or any consent to departure from the Merger Agreement that may be agreed to by the Buyer or Merger Subsidiary. In the event that any payment to the Guaranteed Party in respect of the Obligations is rescinded or must otherwise be returned for any reason whatsoever, the Guarantor shall remain liable hereunder with respect to the Obligations (subject to the Cap) as if such payment had not been made. This Limited Guarantee is an unconditional and continuing guarantee of payment and not of collection, and the Guaranteed Party shall not be required to proceed against the Buyer or Merger Subsidiary before proceeding against the Guarantor hereunder.

3. CHANGES IN OBLIGATION, CERTAIN WAIVERS. The Guarantor agrees that the Guaranteed Party may, in its sole discretion, at any time and from time to time, without notice to or further consent of the Guarantor, extend the time of payment of the Obligations, and may also make any agreement with the Buyer or Merger Subsidiary for the extension or renewal thereof, in whole or in part, without in any way impairing or affecting the Guarantor’s obligations under this Limited Guarantee or affecting the validity or enforceability of this Limited Guarantee. The Guarantor agrees that the obligations of the Guarantor hereunder shall not be released or discharged, in whole or in part, or otherwise affected by (a) the failure or delay on the part of the Guaranteed Party to assert any claim or demand or to enforce any right or remedy against the Buyer or Merger Subsidiary; (b) any change in the time, place or manner of payment of any of the Obligations, or any rescission, waiver, compromise, consolidation, or other amendment or modification of any of the terms or provisions of the Merger Agreement made in accordance with the terms thereof; (c) the addition or substitution of any entity or other Person now or hereafter liable with respect to the Obligations or otherwise interested in the transactions contemplated by the Merger Agreement; (d) any change in the corporate existence, structure or ownership of the Buyer, Merger Subsidiary or any Person now or hereafter liable with respect to the Obligations or otherwise interested in the transactions contemplated by the Merger Agreement; (e) the existence of any claim, set-off or other right which the Guarantor may have at any time against the Buyer, Merger Subsidiary or the Guaranteed Party or any of their respective Affiliates, whether in connection with the Obligations or otherwise except as provided herein; (f) the adequacy of any other means the Guaranteed Party may have of obtaining payment related to the Obligations; (g) any insolvency, bankruptcy, reorganization or other similar proceeding affecting the Buyer, Merger Subsidiary or any other Person now or hereafter liable with respect to the Obligations or otherwise interested in the transactions contemplated by the Merger Agreement; and (h) any discharge of the Guarantor as a matter of applicable law (other than as a result of, and to the extent of, payment of the Obligations in accordance with the terms of the Merger Agreement). To the fullest extent permitted by applicable law, the Guarantor hereby expressly waives any and all rights or defenses arising by reason of any applicable law which would otherwise require any election of remedies by the Guaranteed Party. The Guarantor waives promptness, diligence, notice of the acceptance of this Limited Guarantee and of the Obligations, presentment, demand for payment, notice of non-performance, default, dishonor and protest, notice of the Obligations incurred and all other notices of any kind, all defenses which may be available by virtue of any valuation, stay, moratorium or other similar applicable law now or hereafter in effect, all suretyship defenses generally (other than fraud by the Guaranteed Party or any of its Affiliates or defenses to the payment of the Obligations that are available to Buyer under the Merger Agreement or breach by the Guaranteed Party of this Limited Guarantee), and any right to require the marshalling of assets of Buyer or Merger Subsidiary or any other Person interested in the transactions contemplated by the Merger Agreement. The Guarantor acknowledges that it will receive substantial direct and indirect benefits from the transactions contemplated by the Merger Agreement and that the waivers, agreements, covenants, obligations and other terms in this Limited Guarantee are knowingly made and agreed to in contemplation of such benefits. The Guaranteed Party hereby covenants and agrees that it shall not institute, directly or indirectly, and shall cause its Affiliates not to institute, directly or indirectly, any proceeding or bring any other claim arising under, in respect of or in connection with the Merger Agreement or the transactions contemplated thereby, against the Guarantor or any Non-Recourse Party (as defined in Section 10 herein), except for claims against the Guarantor under this Limited Guarantee (subject to the limitations described herein) and claims under the Mutual Non-Disclosure Agreement, dated December 30, 2009 (the “Confidentiality Agreement”). The Guarantor hereby covenants and agrees that it shall not assert, directly or indirectly, in any proceeding that this Limited Guarantee is illegal, invalid or unenforceable in accordance with its terms.

4. NO SUBROGATION. The Guarantor hereby unconditionally and irrevocably agrees not to exercise any rights that it may now have or hereafter acquire against Parent, Merger Subsidiary or any other Person liable with respect to any of the Obligations that arise from the existence, payment, performance or enforcement of the Guarantor’s obligations under or in respect of this Limited Guarantee or any other agreement in connection therewith, including, without limitation, any right of subrogation, reimbursement, exoneration, contribution or indemnification and any right to participate in any claim or remedy of the Company against Parent, Merger Subsidiary or such other Person, whether or not such claim, remedy or right arises in equity or under contract, statute or common law, including, without limitation, the right to take or receive from Parent, Merger Subsidiary or such other Person, directly or indirectly, in cash or other property or by set-off or in any other manner, payment or security on account of such claim, remedy or right, unless and until the Obligations and any other amounts that may be payable under this Limited Guarantee shall have been paid in full in cash. If any amount shall be paid to the Guarantor in violation of the immediately preceding sentence at any time prior to the satisfaction in full of the Obligations and any other amounts that may be payable under this Limited Guarantee, such amount shall be received and held in trust for the benefit of the Company, shall be segregated from other property and funds of the Guarantor and shall forthwith be paid or delivered to the Company in the same form as so received (with any necessary endorsement or assignment) to be credited and applied to the Obligations and any other amounts that may be payable under this Limited Guarantee, in accordance with the terms of the Merger Agreement and herewith, whether matured or unmatured, or to be held as collateral for the Obligations or other amounts payable under this Limited Guarantee thereafter arising.

5. NO WAIVER; CUMULATIVE RIGHTS. For so long as this Limited Guarantee shall remain in effect in accordance with Section 9 hereof, no failure to exercise, and no delay in exercising, any right, remedy or power hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right, remedy or power hereunder preclude any other or future exercise of any right, remedy or power hereunder. Each and every right, remedy and power hereby granted to the Guaranteed Party shall be cumulative and not exclusive of any other, and may be exercised by the Guaranteed Party at any time or from time to time. The Guaranteed Party shall not have any obligation to proceed at any time or in any manner against, or exhaust any or all of the Guaranteed Party’s rights against, the Buyer, Merger Subsidiary or any other Person now or hereafter liable for any Obligation or interested in the transactions contemplated by the Merger Agreement prior to proceeding against the Guarantor.

6. REPRESENTATIONS AND WARRANTIES. The Guarantor hereby represents and warrants that:

(a) it has all requisite power and authority to execute, deliver and perform this Limited Guarantee; the execution, delivery and performance of this Limited Guarantee have been duly and validly authorized by all necessary action, and do not contravene any provision of the Guarantor’s charter, partnership agreement, operating agreement or similar organizational documents, or any applicable law or contractual restriction binding on the Guarantor or its assets; and the Person executing and delivering this Limited Guarantee on behalf of the Guarantor is duly authorized to do so;

(b) all consents, approvals, authorizations, permits of, filings with and notifications to, any governmental entity necessary for the due execution, delivery and performance of this Limited Guarantee by the Guarantor have been obtained or made and all conditions thereof have been duly complied with, and no other action by, and no notice to or filing with, any governmental entity is required in connection with the execution, delivery or performance of this Limited Guarantee;

(c) this Limited Guarantee constitutes a legal, valid and binding obligation of the Guarantor enforceable against the Guarantor in accordance with its terms, subject to (i) the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or other similar applicable laws affecting creditors’ rights generally, and (ii) general equitable principles (whether considered in a proceeding in equity or at law); and

(d) the Guarantor has the financial capacity to pay and perform its obligations under this Limited Guarantee, and all funds necessary for the Guarantor to fulfill its obligations under this Limited Guarantee shall be available to the Guarantor (or its permitted assignee pursuant to Section 7 hereof) for so long as this Limited Guarantee shall remain in effect in accordance with Section 9 hereof.

7. NO ASSIGNMENT. Neither this Limited Guarantee nor any right or obligation hereunder may be assigned by any party (by operation of law or otherwise) without the prior written consent of the other party, except that, without the prior written consent of the Guaranteed Party, this Limited Guarantee may be assigned, in whole or in part, by the Guarantor to one or more of its Affiliates or to one or more investment funds sponsored or managed by the Guarantor or one or more of its Affiliates; provided, that any such assignment will not release the Guarantor from its obligations hereunder. Any attempted assignment in violation of this section shall be null and void.

8. NOTICES. All notices, requests, claims, demands and other communications hereunder shall be given by the means specified in the Merger Agreement (and shall be deemed given as specified therein), as follows:

if to the Guarantor:

ZM Capital, L.P.

c/o ZM Capital Management, L.L.C.

19 West 44th Street, 18th Floor

New York, NY 10036

Attn: Andrew Vogel

Telecopy: 212-223-1384

with a copy to (which alone shall not constitute notice):

Simpson Thacher & Bartlett LLP

1999 Avenue of the Stars – 29th Floor

Los Angeles, CA 90067

Attention: Daniel Clivner

Facsimile: (310) 407-7502

If to the Guaranteed Party, as provided in the Merger Agreement.

9. CONTINUING GUARANTEE. This Limited Guarantee may not be revoked or terminated and shall remain in full force and effect and shall be binding on the Guarantor, its successors and permitted assigns until the Obligations have been paid in full. Notwithstanding the foregoing, this Limited Guarantee shall terminate and the Guarantor shall have no further obligations under this Limited Guarantee as of the earliest of (i) the Closing in accordance with the terms of the Merger Agreement, including payment of the Merger Consideration, (ii) the valid termination of the Merger Agreement in accordance with its terms under circumstances set forth in the Merger Agreement in which Buyer would not be obligated to pay the Buyer Termination Fee, (iii) the twelve (12) month anniversary of any other termination of the Merger Agreement in accordance with its terms, except as to a claim for payment of any Obligation presented by the Company to Buyer, Merger Subsidiary or the Guarantor on or prior to such twelve (12) month anniversary; provided, that such claim shall set forth in reasonable detail the basis for such claim and the Guarantor shall not be required to pay any claim not submitted on or before the twelve (12) month anniversary of such termination of the Merger Agreement, in which case such claim shall survive until the earlier of (A) the payment or satisfaction in full of the full amount of the Obligations (as the same may be finally determined by a court of competent jurisdiction or mutually agreed by the parties) and (B) the determination by a court of competent jurisdiction that no amounts are payable hereunder, and (iv) the payment to the Guaranteed Party by any combination of Buyer and/or the Guarantor of the full amount of the

Obligations. If any payment or payments made by Buyer or Merger Subsidiary or any part thereof, are subsequently invalidated, declared to be fraudulent or preferential, set aside or are required to be repaid to a trustee, receiver, or any other person under any bankruptcy act, state or federal law, common law or equitable cause, then to the extent of such payment or payments, the obligations or part thereof hereunder intended to be satisfied shall be revived and continued in full force and effect as if said payment or payments had not been made. Notwithstanding any other term or provision of this Limited Guarantee, in the event that the Guaranteed Party or any of its Affiliates asserts in any litigation or other proceeding that the provisions of Section 1 hereof limiting the Guarantor’s liability to the Cap or any other provisions of this Limited Guarantee are illegal, invalid or unenforceable in whole or in part, or asserting any theory of liability against the Guarantor or any Non-Recourse Party with respect to the transactions contemplated by the Merger Agreement other than liability of the Guarantor under this Limited Guarantee (as limited by the provisions of Section 1) or under the Confidentiality Agreement, then (x) the obligations of the Guarantor under this Limited Guarantee shall terminate ab initio and shall thereupon be null and void, (y) if the Guarantor has previously made any payments under this Limited Guarantee, it shall be entitled to recover such payments from the Guaranteed Party, and (z) neither the Guarantor, nor any Non-Recourse Parties shall have any liability to the Guaranteed Party or any of its Affiliates with respect to the Merger Agreement or the transactions contemplated by the Merger Agreement or under this Limited Guarantee; provided that if the Guarantor asserts in any litigation or other proceeding that this Limited Guarantee is illegal, invalid or unenforceable in whole or in part, or assets any theory of liability against the Guaranteed Party, then, to the extent the Guaranteed Party prevails in such litigation or proceeding, the Guarantor shall immediately pay on demand all reasonable fees and documented out-of-pocket expenses (including reasonable fees and expenses of counsel) of the Guaranteed Party in connection with such litigation or proceeding.

10. NO RECOURSE. Notwithstanding anything that may be expressed or implied in this Limited Guarantee or any document or instrument delivered in connection herewith, by its acceptance of the benefits of this Limited Guarantee, the Guaranteed Party covenants, agrees and acknowledges that no Person other than the Guarantor has any obligation hereunder and that, notwithstanding that the Guarantor and/or certain investment managers, managers or general partners of it or its Affiliates may be partnerships or limited liability companies, the Guaranteed Party has no right of recovery under this Limited Guarantee, or any claim based on such obligations against, and no personal liability shall attach to, the former, current or future equity holders, controlling persons, directors, officers, employees, agents, Affiliates (other than the Guarantor or any assignee under Section 7), members, managers or general or limited partners of the Guarantor or Buyer, or any former, current or future equity holder, controlling person, director, officer, employee, general or limited partner, member, manager, Affiliate (other than the Guarantor or any assignee under Section 7) or agent of any of the foregoing (collectively, each of the foregoing but not including the Buyer, the Merger Subsidiary or their respective assignees themselves, a “Non-Recourse Party”), through Buyer or otherwise, whether by or through attempted piercing of the corporate veil, by or through a claim by or on behalf of Buyer against any Non-Recourse Party, by the enforcement of any assessment or by any legal or equitable proceeding, by virtue of any statute, regulation or applicable law, or otherwise, and the Guaranteed Party further covenants, agrees and acknowledges that the only rights of recovery that the Guaranteed Party has in respect of the Merger Agreement or the transactions contemplated thereby against any Non-Recourse Party are its rights (i) to recover from the Guarantor (but not any Non-Recourse Party) under and to the extent expressly provided in this Limited Guarantee and subject to the Cap and the other limitations described herein and (ii) under the Confidentiality Agreement. The Guaranteed Party acknowledges and agrees that Buyer has no assets other than certain contract rights and cash in a de minimis amount and that no additional funds are expected to be contributed to Buyer unless and until the Closing occurs. Other than with respect to a claim brought under the Confidentiality Agreement, recourse against the Guarantor under and pursuant to the terms of this Limited Guarantee shall be the sole and exclusive remedy of the Guaranteed Party and all of its Affiliates against the Guarantor and the Non-Recourse Parties in respect of any liabilities or obligations arising under, or in connection with, the Merger Agreement or the transactions contemplated thereby, including by piercing of the corporate veil or a claim by or on behalf of Buyer. The Guaranteed Party hereby covenants and agrees that it shall not institute, and it shall cause its Affiliates not to institute, any proceeding or bring any other claim arising under, or in connection with, the Merger Agreement or the transactions contemplated thereby against the Guarantor or any Non-Recourse Party except for claims against the Guarantor under this Limited Guarantee and claims under the Confidentiality Agreement. Nothing set forth in this Limited Guarantee shall confer or give or shall be construed to confer or give to any Person other than the Guaranteed Party (including any Person acting in a representative capacity) any rights or remedies against any Person including the Guarantor, except as expressly set forth herein.

11. GOVERNING LAW; JURISDICTION. This Limited Guarantee shall be governed by and construed in accordance with the internal laws of the State of Delaware without giving effect to any choice or conflict of law provision or rule (whether of the State of Delaware or any other jurisdiction) that would cause the application of laws of any jurisdictions other than those of the State of Delaware. Each of the parties to this Limited Guarantee (a) consents to submit itself to the personal jurisdiction of the Court of Chancery of the State of Delaware in any action or proceeding arising out of or relating to this Limited Guarantee, (b) agrees that all claims in respect of such action or proceeding may be heard and determined only in such court, (c) agrees that it shall not attempt to deny or defeat such personal jurisdiction by motion or other request for leave from such court, (d) agrees not to bring any action or proceeding arising out of or relating to this Limited Guarantee in any other court, and (e) agrees that service of process upon such party in any action or proceeding shall be effective under any manner permitted under the laws of the State of Delaware. Each of the parties hereto waives any defense of inconvenient forum to the maintenance of any such action or proceeding so brought and waives any bond, surety or other security that might be required of any other party with respect thereto.

12. WAIVER OF JURY TRIAL. EACH PARTY ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY WHICH MAY ARISE UNDER THIS LIMITED GUARANTEE IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES, AND THEREFORE EACH SUCH PARTY HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY RIGHT SUCH PARTY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS LIMITED GUARANTEE. EACH PARTY CERTIFIES AND

ACKNOWLEDGES THAT (I) NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER, (II) EACH PARTY UNDERSTANDS AND HAS CONSIDERED THE IMPLICATIONS OF THIS WAIVER, (III) EACH PARTY MAKES THIS WAIVER VOLUNTARILY, AND (IV) EACH PARTY HAS BEEN INDUCED TO ENTER INTO THIS LIMITED GUARANTEE BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS EXPRESSED ABOVE.

13. COUNTERPARTS. This Limited Guarantee may be executed in any number of counterparts (including by facsimile and via email by .pdf delivery), each such counterpart when executed being deemed to be an original instrument, and all such counterparts shall together constitute one and the same agreement.

14. NO THIRD PARTY BENEFICIARIES. Except as provided in Section 10, the parties hereby agree that their respective representations, warranties and covenants set forth herein are solely for the benefit of the other party hereto and its successors and permitted assigns, in accordance with and subject to the terms of this Limited Guarantee, and this Limited Guarantee is not intended to, and does not, confer upon any Person other than the parties hereto and their respective successors and permitted assigns any rights or remedies hereunder, including the right to rely upon the representations and warranties set forth herein.

15. CONFIDENTIALITY. This Limited Guarantee shall be treated as confidential and is being provided to the Guaranteed Party solely in connection with the Merger. This Limited Guarantee may not be used, circulated, quoted or otherwise referred to in any document by the Guaranteed Party or its Affiliates except with the prior written consent of the Guarantor in each instance; provided that no such written consent is required for any disclosure of the existence of this Limited Guarantee to the legal, financial and accounting advisors to the Guaranteed Party, or to the extent required by applicable law, by the applicable rules of any national securities exchange, in connection with any SEC filing relating to the Merger or in connection with any litigation relating to the Merger, the Merger Agreement and the transactions contemplated thereby and hereby.

16. MISCELLANEOUS.

(a) This Limited Guarantee contains the entire agreement between the parties relative to the subject matter hereof and supersedes all prior agreements and undertakings between the parties with respect to the subject matter hereof. No amendment, modification or waiver of any provision hereof shall be enforceable unless approved by the Guaranteed Party and the Guarantor in writing.

(b) Any term or provision hereof that is prohibited or unenforceable in any situation in the agreed-upon jurisdiction shall be ineffective solely to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof; provided, however, that this Limited Guarantee may not be enforced without giving effect to the limitation of the amount payable hereunder to the Cap provided in Section 1 hereof and the provisions of Sections 9 and 10 and this Section 16(b).

(c) When a reference is made in this Limited Guarantee to a Section, such reference shall be to a Section of this Limited Guarantee unless otherwise indicated. The headings contained in this Limited Guarantee are for reference purposes only and shall not affect in any way the meaning or interpretation of this Limited Guarantee. Whenever the words “include,” “includes” or “including” are used in this Limited Guarantee, they shall be deemed to be followed by the words “without limitation”. The words “hereof,” “herein” and “hereunder” and words of similar import when used in this Limited Guarantee shall refer to this Limited Guarantee as a whole and not to any particular provision of this Limited Guarantee. The definitions contained in this Limited Guarantee are applicable to the singular as well as the plural forms of such terms and to the masculine as well as to the feminine and neuter genders of such term. References to a “person” will be interpreted broadly to include, without limitation, any individual, corporation, company, group, partnership, limited liability company, other entity or any governmental representative or authority, as well as such person’s permitted successors and assigns.

(d) All parties acknowledge that each party and its counsel have reviewed this Limited Guarantee and that any rule of construction to the effect that any ambiguities are to be resolved against the drafting party shall not be employed in the interpretation of this Limited Guarantee.

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IN WITNESS WHEREOF, the Guarantor has caused this Limited Guarantee to be duly executed and delivered as of the date first written above.

GUARANTOR:

ZM CAPITAL, L.P.

By:	ZM Capital Partners, L.L.C., its general partner

By:	/s/ Andrew Vogel
Name:	Andrew Vogel
Title:	Managing Member

[Signature Page to Limited Guarantee]

IN WITNESS WHEREOF, the Guaranteed Party has caused this Limited Guarantee to be duly executed and delivered as of the date first written above.

GUARANTEED PARTY:

ALLOY, INC.

By:	/s/ Gina DiGioia
Name:	Gina DiGioia
Title:	Secretary

[Signature Page to Limited Guarantee]